Pursuant to Rule 497(e)
                                                       Registration No. 33-76670

                          THE TOCQUEVILLE ALEXIS TRUST

                     SUPPLEMENT DATED JUNE 23, 2005, TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2005



         Effective as of the date of this supplement, on page 10 the section entitled "Disclosure of Portfolio Holdings," is deleted in its entirety and replaced with the following:

         "The Fund discloses its calendar quarter-end portfolio holdings on its website, http://www.tocquevillefunds.com, no earlier than 15 calendar days after the end of each quarter. The Fund also discloses its top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Fund's website at least until it is updated for the next month or quarter, respectively, or until the Fund files with the Securities and Exchange Commission its semi-annual or annual shareholder report or Form N-Q that includes such period. The most recent portfolio schedules are available on the Fund's website, as noted above, or by calling toll free at (800) 844-4836. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information."